Exhibit 32.2
CERTIFICATION PURSUANT TO
RULE 13a-14(b) UNDER THE
SECURITIES EXCHANGE ACT OF 1934
In connection with the Quarterly Report of Teleflex Incorporated (the “Company”) on Form 10-Q for the period ending September 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John R. Deren, Executive Vice President and Chief Financial Officer, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial position and results of operations of the Company.

Date: November 5, 2026	/s/ John R. Deren
John R. Deren Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)